UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  March 31, 2015 (March 30, 2015)

EQT Midstream Partners, LP

(Exact name of registrant as specified in its charter)

Delaware	1-35574	37-1661577
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

625 Liberty Avenue, Suite 1700, Pittsburgh, Pennsylvania	15222
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (412) 553-5700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                             Entry into a Material Definitive Agreement.

On March 30, 2015, EQT Corporation (EQT) assigned 100% of the membership interests of MVP Holdco, LLC (MVP Holdco), a wholly owned indirect subsidiary of EQT, to EQT Midstream Partners, LP (Partnership), pursuant to an Assignment and Assumption Agreement (Assignment Agreement). MVP Holdco owns an approximately 55% interest in Mountain Valley Pipeline, LLC, a joint venture with affiliates of each of NextEra Energy, Inc., WGL Holdings, Inc. and Vega Energy Partners, Ltd. (Joint Venture). In accordance with the Assignment Agreement, the Partnership agreed to reimburse EQT for all capital contributions made by EQT to MVP Holdco as consideration for the assignment of the membership interests of MVP Holdco.

MVP Holdco is party to that certain Second Amended and Restated Limited Liability Company Agreement of the Joint Venture (LLC Agreement). The Joint Venture was formed to construct, own and operate the Mountain Valley Pipeline (MVP).  The estimated 300-mile MVP is currently targeted at 42” in diameter and a minimum capacity of 2.0 Bcf per day, and will extend from the Partnership’s existing transmission and storage system in Wetzel County, West Virginia to Pittsylvania County, Virginia.  The target in-service date for MVP is the fourth quarter of 2018.

As of March 30, 2015, MVP Holdco has made capital contributions to the Joint Venture in the aggregate amount of approximately $54.2 million. Pursuant to the LLC Agreement, MVP Holdco is committed to contributing additional capital, proportionate to its membership interest, to fund the development and construction of MVP, which is expected to occur over the next three years.  As currently designed, MVP is estimated to cost a total of $3.0 to $3.5 billion, excluding allowance for funds used during construction. Commencement of the construction of MVP is subject to the approval of the tariff for MVP by the Federal Energy Regulatory Commission.

In connection with the foregoing, EQT Gathering, LLC, a wholly owned indirect subsidiary of EQT (EQT Gathering), assigned that certain Construction, Operation and Management Agreement, dated August 28, 2014 (COM Agreement), to EQM Gathering Opco, LLC (EQM Gathering), a wholly owned indirect subsidiary of the Partnership, pursuant to which EQM Gathering will act as the operator of MVP. Pursuant to the COM Agreement, EQM Gathering will be reimbursed for all costs and expenses incurred by it in connection with the performance of its services thereunder, including those services related to the construction, ownership and operation of MVP.

EQT currently indirectly owns (a) 100% of the Partnership’s general partner, which allows it to control the Partnership and to own the 2% general partner interest and all incentive distribution rights in the Partnership, and (b) an approximately 30.2% limited partner interest in the Partnership.

The above summary does not purport to be a complete description of the LLC Agreement and is qualified in its entirety by the contents of the LLC Agreement, a copy of which is filed as Exhibit 10.1 to this Form 8-K and for which an application has been made to the Securities and Exchange Commission (Commission) for confidential treatment of certain portions of the LLC Agreement.

Item 8.01.                             Other Events.

As previously announced, on March 17, 2015, the Partnership acquired (Acquisition) the Northern West Virginia Marcellus Gathering System from EQT pursuant to that certain Contribution and Sale Agreement, dated March 10, 2015, by and among the Partnership, EQT Midstream Services, LLC, the general partner of the Partnership, and EQM Gathering, on the one hand, and EQT, EQT Energy, LLC, a wholly owned subsidiary of EQT (EQT Energy), EQT Energy Supply Holdings, LP, a wholly owned subsidiary of EQT Energy, and EQT Gathering, on the other hand.

In connection with the Acquisition, EQT Gathering assigned to EQM Gathering (i) that certain Gas Gathering Agreement for the Mercury, Pandora, Pluto and Saturn Gas Gathering Systems, effective as of March 1, 2015 (MPPS GGA), by and among EQT Production Company (EPC) and EQT Energy, on the one hand, and EQT Gathering, on the other hand, and (ii) that certain Gas Gathering Agreement for the WG-100 Gas Gathering System, effective as of March 1, 2015 (WG-100 GGA), by and among EPC and EQT Energy, on the one hand, and EQT Gathering on the other hand. Pursuant to the terms of the MPPS GGA and the WG-100 GGA, EQM Gathering will provide certain gathering services for natural gas owned and/or controlled by EQT Energy and EPC.

The above summaries do not purport to be complete descriptions of the MPPS GGA or the WG-100 GGA and are qualified in their entirety by the contents of the MPPS GGA or the WG-100 GGA. Copies of the MPPS GGA and the WG-100 GGA are filed as Exhibits 10.2 and 10.3, respectively, to this Form 8-K, and an application has been made to the Commission for confidential treatment of certain portions of the MPPS GGA and the WG-100 GGA.

CAUTIONARY STATEMENTS

Disclosures in this Form 8-K contain certain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. Statements that do not relate strictly to historical or current facts are forward-looking. Without limiting the generality of the foregoing, forward-looking statements contained in this Form 8-K specifically include the expectations of plans, strategies, objectives and growth, and anticipated financial and operational performance of the Partnership and its subsidiaries, including guidance regarding the proposed MVP and Joint Venture, such as the projected construction cost, length, diameter and capacity of MVP; MVP’s expected interconnections with facilities and pipelines; the timing of development and construction for MVP; the expected in-service date for MVP; and the ability to obtain regulatory and other approvals for MVP and the Joint Venture on the proposed terms and schedule. The forward-looking statements included in this Form 8-K are subject to risks and uncertainties that could cause actual results to differ materially from projected results. Accordingly, investors should not place undue reliance on forward-looking statements as a prediction of actual results. The Partnership has based these forward-looking statements on current expectations and assumptions about future events. While the Partnership considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory, and other risks and uncertainties, most of which are difficult to predict and are beyond the Partnership’s control. The risks and uncertainties that may affect the operations, performance, and results of the Partnership’s business and forward-looking statements include, but are not limited to, those set forth under Item 1A, “Risk Factors” of the Partnership’s Form 10-K for the year ended December 31, 2014, as updated by any subsequent Form 10-Qs.

Any forward-looking statement speaks only as of the date on which such statement is made and the Partnership does not intend to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise.

Item 9.01.                             Financial Statements and Exhibits.

(d)                             Exhibits.

EXHIBIT NUMBER	DESCRIPTION
10.1

Second Amended and Restated Limited Liability Company Agreement of Mountain Valley Pipeline, LLC, dated March 10, 2015, by and among MVP Holdco, LLC, US Marcellus Gas Infrastructure, LLC, WGL Midstream, Inc., Vega Midstream MVP LLC, VED NPI IV, LLC and Mountain Valley Pipeline, LLC. Specific items in this exhibit have been redacted, as marked by three asterisks [***], because confidential treatment for those terms has been requested. The redacted material has been separately filed with the Securities and Exchange Commission.

10.2

Gas Gathering Agreement for the Mercury, Pandora, Pluto and Saturn Gas Gathering Systems, effective as of March 1, 2015, by and among EQT Production Company and EQT Energy, LLC, on the one hand, and EQM Gathering Opco, LLC (as assignee of EQT Gathering, LLC), on the other hand. Specific items in this exhibit have been redacted, as marked by three asterisks [***], because confidential treatment for those terms has been requested. The redacted material has been separately filed with the Securities and Exchange Commission.

EXHIBIT NUMBER	DESCRIPTION
10.3

Gas Gathering Agreement for the WG-100 Gas Gathering System, effective as of March 1, 2015, by and among EQT Production Company and EQT Energy, LLC, on the one hand, and EQM Gathering Opco, LLC (as assignee of EQT Gathering, LLC), on the other hand. Specific items in this exhibit have been redacted, as marked by three asterisks [***], because confidential treatment for those terms has been requested. The redacted material has been separately filed with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQT MIDSTREAM PARTNERS, LP

	By:	EQT Midstream Services, LLC,
its general partner

Date: March 31, 2015	By:	/s/ Philip P. Conti
Philip P. Conti
Senior Vice President and Chief Financial Officer

EXHIBITS

EXHIBIT NUMBER	DESCRIPTION
10.1

Second Amended and Restated Limited Liability Company Agreement of Mountain Valley Pipeline, LLC, dated March 10, 2015, by and among MVP Holdco, LLC, US Marcellus Gas Infrastructure, LLC, WGL Midstream, Inc., Vega Midstream MVP LLC, VED NPI IV, LLC and Mountain Valley Pipeline, LLC. Specific items in this exhibit have been redacted, as marked by three asterisks [***], because confidential treatment for those terms has been requested. The redacted material has been separately filed with the Securities and Exchange Commission.

10.2

Gas Gathering Agreement for the Mercury, Pandora, Pluto and Saturn Gas Gathering Systems, effective as of March 1, 2015, by and among EQT Production Company and EQT Energy, LLC, on the one hand, and EQM Gathering Opco, LLC (as assignee of EQT Gathering, LLC), on the other hand. Specific items in this exhibit have been redacted, as marked by three asterisks [***], because confidential treatment for those terms has been requested. The redacted material has been separately filed with the Securities and Exchange Commission.

10.3

Gas Gathering Agreement for the WG-100 Gas Gathering System, effective as of March 1, 2015, by and among EQT Production Company and EQT Energy, LLC, on the one hand, and EQM Gathering Opco, LLC (as assignee of EQT Gathering, LLC), on the other hand. Specific items in this exhibit have been redacted, as marked by three asterisks [***], because confidential treatment for those terms has been requested. The redacted material has been separately filed with the Securities and Exchange Commission.